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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 3, 2005

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              OHIO                        1-2299                 34-0117420
              ----                        ------                 ----------
(State or Other Jurisdiction of      (Commission File        (I.R.S. Employer
Incorporation or Organization)            Number)           Identification No.)

                    One Applied Plaza, Cleveland, Ohio 44115
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On June 3, 2005, Applied Industrial Technologies, Inc. (the registrant) entered into a Credit Agreement (the "Credit Agreement") with certain financial institutions party thereto and KeyBank National Association, as Lead Arranger, Book Runner and Administrative Agent for itself and such other financial institutions, providing for a five-year $100,000,000 unsecured revolving credit facility. The Credit Agreement, which is scheduled to mature on June 2, 2010, replaces the registrant's prior $100,000,000 credit facility with KeyBank National Association and various financial institutions. The aggregate maximum principal amount of commitments under the Credit Agreement may be expanded upon the registrant's request, subject to certain conditions, to $125,000,000. Currently, $25,000,000 of the commitments under the Credit Agreement are reserved for direct borrowings by certain of the registrant's Canadian subsidiaries that have been designated as borrowers under the Credit Agreement. The Credit Agreement also contains sublimits for swingline loans and letters of credit. All of the obligations under the Credit Agreement, including the obligations of the Canadian borrowers, are guaranteed by certain of the registrant's U.S. subsidiaries. Additionally, the registrant has agreed to guarantee the obligations of the Canadian borrowers under the Credit Agreement. The Canadian borrowers are not guarantors of the registrant's obligations under the Credit Agreement. As of June 3, 2005, there were no outstanding borrowings under the Credit Agreement or the previous credit facility.

            The Credit Facility is available for working capital needs and general corporate purposes of the registrant including acquisitions.

            The Credit Agreement contains customary covenants, including but not limited to, limitations on the registrant's ability, and in certain instances, the registrant's subsidiaries' ability to incur liens, make acquisitions and investments, or sell or transfer assets and stock. Additionally, the registrant may not permit its leverage ratio to exceed 3.0 to 1.0 or its interest coverage ratio to exceed 3.0 to 1.0.

            Loans under the Credit Agreement will bear interest as follows: (a) loans to the registrant will bear interest, at the registrant's election, at one of the following rates: (1) the base rate, which is the greater of (a) the effective prime rate announced by KeyBank National Association from time to time, or (b) a rate per annum that is 0.5% in excess of the effective federal funds rate; (2) the Eurodollar rate plus a margin of 0.30% to 0.55% per annum (based on the registrant's leverage ratio); or (3) with respect to swingline loans, the Administrative Agent's cost of funds plus a margin of 0.30% to 0.55% per annum (based on the registrant's leverage ratio); and (B) loans to the Canadian borrowers will bear interest, at the registrant's election, at either
(1) the effective prime rate announced by the Toronto branch of JPMorgan Chase Bank, N.A. from time to time, or (2) the average of certain quoted Canadian interbank bid rates for Canadian dollar bankers' acceptances plus a margin of 0.30% to 0.55% per annum (based on the registrant's leverage ratio). The Credit Agreement also provides for facility fees of 0.10% to 0.20% per annum (based on the registrant's leverage ratio).

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            Upon the occurrence of certain events of default, the registrant's obligations under the Credit Agreement may be accelerated. Such events of default include payment defaults to lenders under the Credit Agreement, covenant defaults, certain ERISA defaults, change of control and other customary defaults.

            The lenders under the Credit Agreement and their affiliates have engaged and may engage in commercial and investment banking transactions with the registrant in the ordinary course of business, and also provide or have provided advisory and financial services to the registrant. The Credit Agreement is attached as Exhibit 4 to this Form.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

            The new credit facility replaces a $100,000,000 Credit Agreement dated as of October 31, 2003, among the registrant, KeyBank National Association as Agent, and various financial institutions, which agreement was filed as
Exhibit 4(e) to the registrant's Form 10-Q for the quarter ended December 31, 2003, SEC File No. 1-2299.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

            On June 3, 2005, the registrant entered into a $100,000,000 Credit Agreement with KeyBank National Association as Agent, and various financial institutions. The new agreement is attached as Exhibit 4 to this Form.

            The new credit facility replaces a $100,000,000 Credit Agreement dated as of October 31, 2003, among the registrant, KeyBank National Association as Agent, and various financial institutions, which agreement was filed as
Exhibit 4(e) to the registrant's Form 10-Q for the quarter ended December 31, 2003, SEC File No. 1-2299.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibit 4.  $100,000,000 Credit Agreement dated as of June 3, 2005, among Applied Industrial Technologies, Inc., KeyBank National Association as Agent, and various financial institutions.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                           (Registrant)

                                           By: /s/ Fred D. Bauer
                                              ----------------------------------
                                               Fred D. Bauer
                                               Vice President-General Counsel
                                                       & Secretary

Date: June 9, 2005

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
     4         $100,000,000 Credit Agreement dated as of June 3, 2005, among
               Applied Industrial Technologies, Inc., KeyBank National
               Association as Agent, and various financial institutions.